                                                                    EXHIBIT 99.1

                      Visteon Corporation and Subsidiaries
                             SEGMENT FINANCIAL DATA

         Quarterly segment financial information for 1999 actual results, and the related 1999 pro forma quarterly information, as presented in the following tables, reflects a revised allocation within the reportable operating segments of certain costs incurred during 1999. Financial information for 2000 is unchanged from prior reported data, and is presented for comparative purposes.

         For further discussion of pro forma adjustments, please refer to the "Unaudited Pro Forma Condensed Consolidated Financial Statements" section of our prospectus dated June 13, 2000, as filed with the SEC on June 14, 2000.


                                                                                 1999 Actual (unaudited)
                                                        ---------------------------------------------------------------------------
                                                           First          Second          Third           Fourth          Full
                                                          Quarter        Quarter         Quarter         Quarter          Year
                                                        ------------   -------------   -------------   -------------   ------------
                                                                         (in millions, except margin percentages)
SALES
Comfort, Communication & Safety                             $ 2,203         $ 2,405         $ 2,344         $ 2,425        $ 9,377
Dynamics & Energy Conversion                                  2,369           2,456           2,074           2,317          9,216
Glass                                                           200             202             182             189            773
                                                        ------------   -------------   -------------   -------------   ------------
     Total                                                  $ 4,772         $ 5,063         $ 4,600         $ 4,931       $ 19,366
                                                        ============   =============   =============   =============   ============

INCOME/(LOSS) BEFORE TAXES
Comfort, Communication & Safety                               $ 162           $ 270           $ 164            $ 79          $ 676
Dynamics & Energy Conversion                                    144             190             112             103            549
Glass                                                             8              14               -             (19)             2
                                                        ------------   -------------   -------------   -------------   ------------
     Total (Incl. Other) (a)                                  $ 313           $ 449           $ 260           $ 150        $ 1,172
                                                        ============   =============   =============   =============   ============

NET INCOME/(LOSS)
Comfort, Communication & Safety                               $ 109           $ 168            $ 94            $ 51          $ 422
Dynamics & Energy Conversion                                     90             118              71              65            344
Glass                                                             6              10               -             (13)             3
                                                        ------------   -------------   -------------   -------------   ------------
     Total (Incl. Other) (a)                                  $ 205           $ 280           $ 155            $ 95          $ 735
                                                        ============   =============   =============   =============   ============

OPERATING MARGIN (b)
Comfort, Communication & Safety                                 6.7 %          10.8 %           7.2 %           2.8 %          6.9 %
Dynamics & Energy Conversion                                    6.1             7.7             5.4             4.4            6.0
Glass                                                           3.3             5.8            Loss            Loss           Loss
     Total                                                      6.2 %           9.1 %           6.1 %           3.0 %          6.1 %

                                                                                1999 Proforma (unaudited)
                                                        ---------------------------------------------------------------------------
                                                           First          Second          Third           Fourth          Full
                                                          Quarter        Quarter         Quarter         Quarter          Year
                                                        ------------   -------------   -------------   -------------   ------------
                                                                         (in millions, except margin percentages)
SALES
Comfort, Communication & Safety                             $ 2,130         $ 2,328         $ 2,280         $ 2,354        $ 9,092
Dynamics & Energy Conversion                                  2,276           2,357           1,992           2,225          8,850
Glass                                                           190             192             173             179            734
                                                        ------------   -------------   -------------   -------------   ------------
     Total                                                  $ 4,596         $ 4,877         $ 4,445         $ 4,758       $ 18,676
                                                        ============   =============   =============   =============   ============

INCOME/(LOSS) BEFORE TAXES
Comfort, Communication & Safety                                $ 93           $ 199            $ 96            $ 12          $ 399
Dynamics & Energy Conversion                                     57             102              27              18            203
Glass                                                             1               8              (8)            (26)           (26)
                                                        ------------   -------------   -------------   -------------   ------------
     Total (Incl. Other) (a)                                  $ 116           $ 273            $ 86           $ (30)         $ 445
                                                        ============   =============   =============   =============   ============

NET INCOME/(LOSS)
Comfort, Communication & Safety                                $ 66           $ 124            $ 52             $ 9          $ 249
Dynamics & Energy Conversion                                     36              62              18              12            128
Glass                                                             2               6              (4)            (17)           (14)
                                                        ------------   -------------   -------------   -------------   ------------
     Total (Incl. Other) (a)                                   $ 82           $ 170            $ 46           $ (17)         $ 281
                                                        ============   =============   =============   =============   ============

OPERATING MARGIN (b)
Comfort, Communication & Safety                                 3.7 %           8.1 %           4.4 %           0.0 %          4.1 %
Dynamics & Energy Conversion                                    2.5             4.3             1.4             0.8            2.3
Glass                                                          Loss             3.0            Loss            Loss           Loss
     Total                                                      2.9 %           6.1 %           2.7 %          Loss %          2.9 %

(a) Incl. Other represents net interest expense not allocated to reportable operating segments.
(b) Reflects operating income (income before interest, equity in net income of affiliated companies, taxes and minority interest), divided by sales.

                      Visteon Corporation and Subsidiaries
                             SEGMENT FINANCIAL DATA

                                                                                 2000 Actual (unaudited)
                                                        ---------------------------------------------------------------------------
                                                           First          Second          Third           Fourth          Full
                                                          Quarter        Quarter         Quarter         Quarter          Year
                                                        ------------   -------------   -------------   -------------   ------------
                                                                         (in millions, except margin percentages)
SALES
Comfort, Communication & Safety                             $ 2,603         $ 2,650         $ 2,192         $ 2,337        $ 9,782
Dynamics & Energy Conversion                                  2,425           2,455           2,032           2,027          8,939
Glass                                                           197             204             180             165            746
                                                        ------------   -------------   -------------   -------------   ------------
     Total                                                  $ 5,225         $ 5,309         $ 4,404         $ 4,529       $ 19,467
                                                        ============   =============   =============   =============   ============

INCOME/(LOSS) BEFORE TAXES
Comfort, Communication & Safety                               $ 153           $ 198            $ 90            $ 53          $ 494
Dynamics & Energy Conversion                                    106              95               7              34            242
Glass                                                            (2)            (18)              2            (232)          (250)
                                                        ------------   -------------   -------------   -------------   ------------
     Total (Incl. Other) (a)                                  $ 237           $ 266            $ 82          $ (146)         $ 439
                                                        ============   =============   =============   =============   ============

NET INCOME
Comfort, Communication & Safety                                $ 94           $ 119            $ 52            $ 37          $ 302
Dynamics & Energy Conversion                                     67              60               5              22            154
Glass                                                            (1)            (11)              2            (146)          (156)
                                                        ------------   -------------   -------------   -------------   ------------
     Total (Incl. Other) (a)                                  $ 147           $ 162            $ 48           $ (87)         $ 270
                                                        ============   =============   =============   =============   ============

OPERATING MARGIN (b)
Comfort, Communication & Safety                                 5.7 %           7.3 %           3.9 %           1.2 %          4.7 %
Dynamics & Energy Conversion                                    4.4             3.8             0.3             1.7            2.7
Glass                                                          Loss            Loss             0.1            Loss           Loss
     Total                                                      4.8 %           5.0 %           2.1 %          Loss %          2.3 %

(a) Incl. Other represents net interest expense not allocated to reportable operating segments.
(b) Reflects operating income (income before interest, equity in net income of affiliated companies, taxes and minority interest), divided by sales.